UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia (State or other Jurisdiction of Incorporation)	000-22374 (Commission File Number)	58-1416811 (IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

     On November 19, 2004, the independent members of the Board of Directors of the Company approved payment of a bonus of $180,000 to James B. Miller, Jr., the Company’s Chairman and Chief Executive Officer. This bonus was approved in light of the substantial improvement in the Company’s operating performance in 2004, including improved earnings and reduced risk profile. This bonus payment is being made in lieu of the bonus payment that would otherwise have been made under the Employment Agreement, dated as of December 18, 2003, between the Company and Mr. Miller.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ M. Howard Griffith, Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

Date: November 23, 2004